PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement/prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement/prospectus and have    the proxy card at hand. 2. Go to: www.proxyvotenow.com/PacFunds2023 3. Follow the simple instructions. Please detach at perforation before mailing. VOTE BY PHONE 1. Read the proxy statement/prospectus and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. FUND NAME PRINTS HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND The undersigned, revoking prior proxies, hereby appoints Howard T. Hirakawa, Laurene E. MacElwee and any other officer of Pacific Funds Series Trust who is affiliated with Pacific Life Fund Advisors LLC, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of Pacific Funds Series Trust to be held virtually at 9:00 a.m., Pacific Time, on April 10, 2023, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable                    Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. FIXED INCOME TRADITIONAL – 100148

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on April 10, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINSTABSTAIN 1    To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for: ☐ ☐ ☐ 2    To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. i.    the transfer of all of the assets, property and goodwill (exclusive of any rights to the “Pacific Funds” name) of each PF Acquired Fund to the corresponding Aristotle Acquiring Fund in exchange solely for shares of the corresponding class of the Aristotle Acquiring Fund having a total dollar value equivalent to the total dollar value of their investment in the relevant PF Acquired Fund as set forth in the Plan of Reorganization; ii.    the assumption by the Aristotle Acquiring Fund of all the liabilities of the corresponding PF Acquired Fund; and iii.    the distribution, after the closing date, of Aristotle Acquiring Fund shares to PF Acquired Fund Shareholders and the termination, dissolution and complete liquidation of the PF Acquired Fund as provided in the Plan of Reorganization, all upon the terms and conditions set forth in the Plan of Reorganization. YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE FIXED INCOME TRADITIONAL – 100148

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement/prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided VOTE ONLINE 1. Read the proxy statement/prospectus and have    the proxy card at hand. 2. Go to: www.proxyvotenow.com/PacFunds2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement/prospectus and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND The undersigned, revoking prior proxies, hereby appoints Howard T. Hirakawa, Laurene E. MacElwee and any other officer of Pacific Funds Series Trust who is affiliated with Pacific Life Fund Advisors LLC, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of Pacific Funds Series Trust to be held virtually at 9:00 a.m., Pacific Time, on April 10, 2023, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable                    Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. FIXED INCOME OV – 100148

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for this Special Meeting of Shareholders to be held on April 10, 2023.
The Proxy Statement/Prospectus for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds
This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, the proxy shall be voted FOR the proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. **To approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") that provides for:**
   i. the transfer of all of the assets, property and goodwill (exclusive of any rights to the "Pacific Funds" name) of each PF Acquired Fund to the corresponding Aristotle Acquiring Fund in exchange solely for shares of the corresponding class of the Aristotle Acquiring Fund having a total dollar value equivalent to the total dollar value of their investment in the relevant PF Acquired Fund as set forth in the Plan of Reorganization;
   ii. the assumption by the Aristotle Acquiring Fund of all the liabilities of the corresponding PF Acquired Fund; and
   iii. the distribution, after the closing date, of the Aristotle Acquiring Fund shares to PF Acquired Fund Shareholders and the termination, dissolution and complete liquidation of the PF Acquired Fund as provided in the Plan of Reorganization, all upon the terms and conditions set forth in the Plan of Reorganization.

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 FundName1	☐	☐	☐	02 FundName2	☐	☐	☐
03 FundName3	☐	☐	☐	04 FundName4	☐	☐	☐
05 FundName5	☐	☐	☐	06 FundName6	☐	☐	☐

2. To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

FIXED INCOME OV - 100148

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement/prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement/prospectus and have                the proxy card at hand. 2. Go to: www.proxyvotenow.com/PacFunds2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement/prospectus and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. PSF ESG DIVERSIFIED PORTFOLIO AND PSF DIVERSIFIED GROWTH PORTFOLIO ARE SEEKING VOTING INSTRUCTIONS TO VOTE AT A SPECIAL MEETING OF SHAREHOLDERS OF PACIFIC FUNDS SERIES TRUST—ESG CORE BOND FUND TO BE HELD APRIL 10, 2023 The Board of Trustees of the Pacific Funds Series Trust is soliciting votes from shareholders of its ESG Core Bond Fund on the Record Date, to be voted at a Special Meeting of Shareholders (the “Meeting”) to be held virtually at 9:00 a.m. Pacific Time on April 10, 2023, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement/Prospectus (the “Proposal”), which materials have been received by the undersigned. The Pacific Select Fund (“PSF”) ESG Diversified Portfolio and the PSF Diversified Growth Portfolio (each a “PSF Portfolio” and together, the “PSF Portfolios”), were shareholders of the PF ESG Core Board Fund on the Record Date. This voting instruction is solicited on behalf of the PSF Portfolios from its beneficial owners in order for the PSF Portfolios to determine how to vote on the PF ESG Core Bond Fund Proposal. The Proposal has been unanimously approved by the Pacific Funds Series Trust Board of Trustees and recommended for approval by its shareholders. The undersigned, a beneficial owner of shares of a PSF Portfolio on the Record Date, revoking any and all prior voting instructions, hereby appoints Pacific Life Fund Advisors LLC (“PLFA”) and Howard T. Hirakawa, Laurene E. MacElwee and any other officer of PLFA, and each of them, as attorneys-in-fact and proxies of the undersigned, subject hereto with full power of substitution, granted in connection with the provision of voting instructions by the undersigned on the Proposal. When properly executed, your voting instructions will be provided to the applicable PSF Portfolio in order for that PSF Portfolio to vote on the Proposal. If any other matters properly come before the Meeting to be voted on, the PSF Portfolios will vote, act and consent on those matters in accordance with the views of management. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable                    Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. PF ESG CORE BOND VIC – 100148

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on April 10, 2023. The Proxy Statement/Prospectus for this Meeting is available at https://proxyvotinginfo.com/p/paclifefunds YOUR VOTING INSTRUCTION IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.                PLEASE CAST YOUR VOTING INSTRUCTION TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTING INSTRUCTION TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This voting instruction is solicited on behalf of the PSF Portfolios. It will be counted as specified. If no specification is made, this voting instruction shall be voted FOR the proposal. THE PACIFIC FUNDS SERIES TRUST BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINSTABSTAIN 1    To provide voting instructions to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for: ☐ ☐ ☐ i. the transfer of all of the assets, property and goodwill (exclusive of any rights to the “Pacific Funds” name) of PF ESG Core Bond Fund to the corresponding Aristotle ESG Core Bond Fund in exchange solely for shares of the corresponding class of the Aristotle ESG Core Bond Fund having a total dollar value equivalent to the total dollar value of their investment in the relevant PF Acquired Fund, as set forth in the Plan of Reorganization; ii. the assumption by the Aristotle Acquiring Fund of all the liabilities of the corresponding PF Acquired Fund; and iii. the distribution, after the closing date, of the Aristotle Acquiring Fund shares to PF Acquired Fund Shareholders and the termination, dissolution and complete liquidation of the PF Acquired Fund as provided in the Plan of Reorganization, all upon the terms and conditions set forth in the Plan of Reorganization. 2    To provide voting instructions for any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTING INSTRUCTION TO BE COUNTED. IF YOU ARE NOT PROVIDING VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. PF ESG CORE BOND VIC – 100148